                                  EXHIBIT 10.47

                                    CONSENT,
                AMENDMENT AGREEMENT NO. 4 TO CREDIT AGREEMENT AND
                    AMENDMENT NO. 3 TO FORBEARANCE AGREEMENT

         This CONSENT, AMENDMENT AGREEMENT NO. 4 TO CREDIT AGREEMENT AND AMENDMENT NO. 3 TO FORBEARANCE AGREEMENT, dated as of December 4, 2001 (this "Agreement"), is by and among (a) TransTechnology Corporation ("TransTechnology"), TransTechnology Seeger-Orbis GmbH ("GmbH") and TransTechnology (GB) Limited ("Limited", together with TransTechnology and GmbH, the "Borrowers"), (b) Fleet National Bank ("FNB") and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (collectively, the "Lenders"), (c) FNB, acting through its London Branch, as Sterling Fronting Bank (the "Sterling Fronting Bank"), (d) BHF-BANK Aktiengesellschaft, as DM Fronting Bank (the "DM Fronting Bank"; together with the Sterling Fronting Bank, the "Fronting Banks"), (e) FNB, as issuing bank for Letters of Credit (in such capacity, the "Issuing Bank"), and (f) FNB as Administrative Agent for the Lenders, the Fronting Banks and the Issuing Bank (in such capacity, the "Administrative Agent").

         WHEREAS, the Borrowers, the Lenders, the Fronting Banks, the Issuing Bank, ABN AMRO Bank N.V., as Syndication Agent, Bank One, NA, as Documentation Agent, and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of June 30, 1995, and amended and restated as of July 24, 1998, as further amended and restated as of August 31, 1999, as amended by that certain Consent and Amendment Agreement No. 1 dated as of August 21, 2000 ("Amendment No. 1"), as further amended by that certain Amendment Agreement No. 2 dated as of December 29, 2000, and as further amended by that certain Amendment Agreement No. 3 dated as of January 31, 2001 (as so amended and restated, the "Credit Agreement"). Capitalized terms used herein unless otherwise defined shall have the respective meanings set forth in the Credit Agreement;

         WHEREAS, pursuant to that certain Forbearance and Waiver Agreement dated as of March 29, 2001, as amended by that certain Consent and Amendment to Forbearance Agreement dated as of June 25, 2001, and as further amended by that Consent and Amendment No. 2 to Forbearance Agreement dated as of September 27, 2001 (as so amended, the "Forbearance Agreement"), by and among the Borrowers, the Lenders, the Fronting Banks, and the Administrative Agent, the Lenders and the Administrative Agent agreed to forbear from (a) exercising their rights and remedies under the Credit Agreement and the other Loan Documents to collect the indebtedness of the Borrowers to the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents and (b) ceasing to make Revolving Credit Loans or International Facility Loans or to issue, extend or renew Letters of Credit;

         WHEREAS; pursuant to the terms of the Forbearance Agreement the forbearance period will end on December 21, 2001;

         WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent extend such forbearance period;

         WHEREAS, in accordance with Section 2 of the Forbearance Agreement, the Borrowers have requested that the Lenders consent to the sale of (i) TransTechnology's Engineered Components business (the "Engineered Components Sale"), which consists of TransTechnology Engineered Components, LLC ("TTEC"), TransTechnology Canada Corporation and the Palnut Division (the "Palnut Division") of TransTechnology (collectively, the "Engineered Components Assets"), to KTIN Acquisition, LLC (an entity formed by Kohlberg Management IV, L.L.C., a private investment company located in Mt. Kisco, New York), (ii) Seeger-Orbis GmbH & Co. OHG ("Seeger-Orbis") to Barnes Groups Inc. (the "Seeger-Orbis Sale"), and (iii) TransTechnology Engineered Rings USA, Inc. ("TTER USA") to Ochiai USA, Inc. (the "TTER USA Sale"); and

         WHEREAS, the Lenders and the Administrative Agent are willing to extend the forbearance period and consent to the Engineered Components Sale, the Seeger-Orbis Sale and the TTER USA Sale, but only on the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the foregoing premises, the parties hereto hereby agree as follows:

         SECTION 1. CONSENT TO ENGINEERED COMPONENTS SALE. Subject to the satisfaction of the conditions contained in Section 6 hereof (other than Section 6.1(b)), the Lenders, the Fronting Banks, and the Administrative Agent consent to the Engineered Components Sale and consent to the release of the Administrative Agent's liens on the Engineered Components Assets so long as (a) the Net Cash Proceeds received by the Borrowers in connection with the Engineered Components Sale (the "Engineered Components Sale Proceeds") are not less than the amount set forth on Schedule 1 hereto for the Engineered Components Sale, (b) all documents relating to the Engineered Components Sale, including, but not limited to any fairness opinions issued in connection with the Engineered Components Sale, shall be in form and substance satisfactory to the Administrative Agent, (c) (1) all Engineered Components Sale Proceeds (including any received on or after the initial closing date of the Engineered Components Sale) shall be applied immediately upon receipt to prepay the Revolving Credit Loans, and (2) the Total Revolving Credit Commitment shall be reduced by the amount of the Engineered Components Sale Proceeds (rounded to the nearest $1,000) received on or after the initial closing date of the Engineered Components Sale whereupon the Revolving Credit Commitments of the Lenders shall be reduced pro rata on such date in accordance with their respective Commitment Percentages, and (d) the Engineered Components Sale Proceeds are received not later than December 14, 2001. The Borrowers, the Lenders, the Fronting Banks, and the Administrative Agent hereby agree that upon the consummation of the Engineered Components Sale the Total Revolving Credit Commitment shall be reduced by the amount of the Engineered Components Sale Proceeds (rounded to the nearest $1,000) whereupon the Revolving Credit

Commitments of the Lenders shall be reduced pro rata on such date in accordance with their respective Commitment Percentages. The Lenders and the Fronting Banks authorize the Administrative Agent to enter into appropriate release documents necessary in order to release the Administrative Agent's liens on the Engineered Components Assets. The Lenders, the Fronting Banks, and the Administrative Agent also consent to the transfer of the Mountainside Property (as defined in Amendment No. 1) by the Palnut Division to TTEC prior to the consummation of the Engineered Components Sale.

        SECTION 2. CONSENT TO SEEGER-ORBIS SALE. Subject to the satisfaction of the conditions contained in Section 6 hereof (other than Section 6.1(b) to the extent the Seeger-Orbis Sale is completed prior to December 30, 2001), the Lenders, the Fronting Banks, and the Administrative Agent consent to the Seeger-Orbis Sale and consent to the release of the Administrative Agent's liens on the assets of Seeger-Orbis so long as (a) the Net Cash Proceeds received by the Borrowers in connection with the Seeger-Orbis Sale (the "Seeger-Orbis Sale Proceeds") are not less than the amount set forth on Schedule 1 hereto for the Seeger-Orbis Sale, (b) all documents relating to the Seeger-Orbis Sale, including, but not limited to any fairness opinions issued in connection with the Seeger-Orbis Sale, shall be in form and substance satisfactory to the Administrative Agent, (c) all Seeger-Orbis Sale Proceeds shall be applied immediately upon receipt to prepay the Revolving Credit Loans, and (d) the Seeger-Orbis Sale Proceeds are received not later than January 31, 2002. The Borrowers, the Lenders, the Fronting Banks, and the Administrative Agent hereby agree that upon the consummation of the Seeger-Orbis Sale the Total Revolving Credit Commitment shall be reduced by the amount of the Seeger-Orbis Sale Proceeds (rounded to the nearest $1,000) whereupon the Revolving Credit Commitments of the Lenders shall be reduced pro rata on such date in accordance with their respective Commitment Percentages. The Lenders and the Fronting Banks authorize the Administrative Agent to enter into appropriate release documents necessary in order to release the Administrative Agent's liens on the assets of Seeger-Orbis.

         SECTION 3. CONSENT TO TTER USA. Subject to the satisfaction of the conditions contained in Section 6 hereof (other than Section 6.1(b) to the extent the TTER USA Sale is completed prior to December 30, 2001), the Lenders, the Fronting Banks, and the Administrative Agent consent to the TTER USA Sale and consent to the release of the Administrative Agent's liens on the assets of TTER USA so long as (a) the Net Cash Proceeds received by the Borrowers in connection with the TTER USA Sale (the "TTER USA Sale Proceeds") are not less than the amount set forth on Schedule 1 hereto for the TTER USA Sale, (b) all documents relating to the TTER USA Sale, including, but not limited to any fairness opinions issued in connection with the TTER USA Sale, shall be in form and substance satisfactory to the Administrative Agent, (c) all TTER USA Sale Proceeds shall be applied immediately upon receipt to prepay the Revolving Credit Loans, and (d) the TTER USA Sale Proceeds are received not later than February 28, 2002. The Borrowers, the Lenders, the Fronting Banks, and the Administrative Agent hereby agree that upon the consummation of the TTER USA Sale the Total Revolving Credit Commitment shall be reduced by the amount of the TTER USA Sale Proceeds (rounded to the nearest $1,000) whereupon the Revolving Credit Commitments of the Lenders shall be reduced pro rata on such date in accordance with their respective Commitment Percentages. The Lenders and the Fronting Banks authorize the Administrative Agent to enter into appropriate release documents necessary in order to release the Administrative Agent's liens on the assets of TTER USA.

         SECTION 4. AMENDMENT TO CREDIT AGREEMENT. The Credit Agreement is hereby amended with effect from the Effective Date of this Agreement as follows:

                  (a) Section 1 of the Credit Agreement is hereby amended by deleting the definition of "Interest Payment Date" and substituting in lieu thereof the following new definition in proper alphabetical sequence:

                  "Interest Payment Date. The last day of each calendar month, and in addition with respect to Eurocurrency Rate Loans, the last day of each Interest Period."

                  (b) Section 2.10 of the Credit Agreement is hereby amended by adding the following new sentence at the end thereof:

                  "If it has not already been reduced to such amount or a lower amount, the Total Revolving Credit Commitment shall be reduced to the dollar amount set forth in (a) Column One (1) of Schedule 2.10 hereto on December 14, 2001, (b) Column Two (2) of Schedule 2.10 hereto on January 31, 2002, and (c) Column Three (3) of Schedule 2.10 hereto on February 28, 2002."

                  (c) The Credit Agreement is hereby amended by adding Schedule
         2.10 hereto to the Credit Agreement as Schedule 2.10.

         SECTION 5. AMENDMENT TO FORBEARANCE AGREEMENT. The Forbearance Agreement is hereby amended with effect from the closing date of the Engineered Components Sale and the satisfaction of the conditions contained in Section 6 hereof (so long as the Engineered Components Sale occurs on or prior to December 14, 2001) as follows:

                  (a) Section 1 of the Forbearance Agreement is amended by deleting the date "December 21, 2001" in the two (2) places where such date is contained therein and substituting the date "March 27, 2002".

                  (b) Section 3 of the Forbearance Agreement is amended by replacing the existing paragraph (a) contained therein in its entirety with the following:

                           "(a) Financial Covenant. During the period beginning
                  on May 30, 2001 and ending on the Forbearance Termination Date, at no time shall Modified Consolidated EBITDA as of the last day of each month be less than the dollar amount set forth in the applicable column of Schedule 3(a) hereto for such period. As used herein "Modified Consolidated EBITDA" shall mean Consolidated EBITDA with "Reference Periods" beginning on April 1, 2001 and ending on the last day of each month (commencing with the month ending May 30, 2001) plus the forbearance fees paid to the Lenders pursuant to Section 10 hereof during such period plus the expenses incurred in accordance with Sections 3(g) and
                  (i) hereof during such period; provided, however, Modified Consolidated EBITDA for periods ending after (i) June 1, 2001 shall not include any amounts relating to or otherwise attributed to the Breeze Assets, and (ii) (A) the last day of the calendar month prior to the date of the Engineered Components Sale shall not include any amounts relating to or otherwise attributed to the Engineered Components Assets, (B) the last day of the calendar month prior to the date of the Seeger-Orbis Sale shall not include any amounts relating to or otherwise attributed to Seeger-Orbis, and (C) the last day of the calendar month prior to the date of the TTER USA Sale shall not include any amounts relating to or otherwise attributed to TTER USA."

                  (c) Schedule 3(a) of the Forbearance Agreement is deleted in its entirety and replaced with Schedule 3(a) attached hereto.

                  (d) Section 3 of the Forbearance Agreement is amended by replacing the existing paragraph (b) contained therein in its entirety with the following:

                           "(b) DM Facility Usage and Sterling Facility Usage.
                  Notwithstanding anything to the contrary stated in Section 3 of the Credit Agreement, (i) Total DM Facility Usage shall not exceed the DM Equivalent at such time of $5,000,000, provided, however, that after the Seeger-Orbis Sale, Total DM Facility Usage shall not exceed $0, and (ii) after the Seeger-Orbis Sale, Total Sterling Facility Usage shall not exceed $10,000,000."

                  (e) Section 3 of the Forbearance Agreement is amended by replacing the existing paragraph (c) contained therein in its entirety with the following:

                           "(c) Intentionally Deleted."

                  (f) Section 3(d) of the Forbearance Agreement is amended by deleting the dollar amount "$45,045,000" contained therein and substituting the dollar amount set forth on Schedule 3(d) hereto.

                  (g) Section 3(e) of the Forbearance Agreement is amended by
         (a) deleting the date "December 21, 2001" contained therein and substituting the date "March 27, 2002", and (b) deleting the dollar amount "$45,045,000" contained therein and substituting the dollar amount set forth on Schedule 3(d) hereto.

                  (h) Section 3(n) of the Forbearance Agreement is amended by deleting the date "December 21, 2001" contained therein and substituting the date "March 27, 2002".

                  (i) The Forbearance Agreement is amended by adding the following new Section 3(o):

                           "(o) Payment of Accrued Interest. Each partial
                  prepayment of the Revolving Credit Loans following the consummation of each of the Engineered Components Sale, the Seeger-Orbis Sale, and the TTER USA Sale shall be accompanied by the payment of accrued interest on the principal prepaid to the date of prepayment."

                  (j) Schedule 6(a) of the Forbearance Agreement is deleted in its entirety and replaced with Schedule 6(a) attached hereto.

                  (k) Section 10(c) of the Forbearance Agreement is amended by deleting the word "and" at the end thereof.

                  (l) Section 10(d) of the Forbearance Agreement is amended by deleting the period at the end thereof and substituting a semicolon in lieu thereof.

                  (m) Section 10 of the Forbearance Agreement is amended by replacing the existing paragraph (e) contained therein in its entirety with the following:

                           "(e) An additional forbearance fee on October 19, 2001, equal to one-quarter of one percent (1/4%) of the Total Revolving Credit Commitment; and

                           (f) An additional forbearance fee on December 21, 2001, equal to one-tenth of one percent (1/10%) of the Total Revolving Credit Commitment (after giving effect to the reduction of the Total Revolving Credit Commitment as a result of the Engineered Components Sale, the Seeger-Orbis Sale and the TTER USA Sale, as applicable, to the extent that they have been completed prior to such date)."

                  (n) The Forbearance Agreement shall be deemed amended to include capitalized defined terms used in this Agreement to the extent not defined in the Forbearance Agreement.

         SECTION 6. CONDITIONS TO EFFECTIVENESS. The effectiveness of the amendments to the Forbearance Agreement contained in Section 5 of this Agreement shall be conditioned upon the satisfaction of the following conditions precedent:

         SECTION 6.1.    DELIVERY OF DOCUMENTS.

         (a) This Agreement shall have been executed and delivered to the

Administrative Agent by each of the Borrowers, each of the Guarantors, and all of the Lenders.

         (b) The Company and the holders of all of the Senior Subordinated Loans shall have executed and delivered to the Administrative Agent an agreement in substantially the form of Exhibit A hereto.

         SECTION 6.2. LEGALITY OF TRANSACTION. No change in applicable law shall have occurred as a consequence of which it shall have become and continue to be unlawful on the date this Agreement is to become effective (a) for the Administrative Agent or any Lender to perform any of its obligations under any of the Loan Documents or (b) for any of the Borrowers to perform any of its agreements or obligations under any of the Loan Documents.

         SECTION 6.3. PERFORMANCE. Each of the Borrowers shall have duly and properly performed, complied with and observed in all material respects its covenants, agreements and obligations contained in the Loan Documents required to be performed, complied with or observed by it on or prior to the date this Agreement is to become effective. Except for the Specified Defaults (as defined in the Forbearance Agreement), no event shall have occurred on or prior to the Effective Date, and be continuing, and no condition shall exist on the Effective Date, which constitutes a Default or Event of Default.

         SECTION 6.4. PROCEEDINGS AND DOCUMENTS. All corporate, governmental and other proceedings in connection with the transactions contemplated by this Agreement and all instruments and documents incidental thereto shall be in form and substance reasonably satisfactory to the Administrative Agent and the Administrative Agent shall have received all such counterpart originals or certified or other copies of all such instruments and documents as the Administrative Agent shall have reasonably requested.

         SECTION 6.5. PAYMENT OF LEGAL EXPENSES. The Administrative Agent shall have received the payment in cash of all outstanding legal fees incurred by the Administrative Agent.

         SECTION 7. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers hereby represents and warrants to the Lenders as follows:

         (a) Except as set forth on Schedule 6(a) to the Forbearance Agreement, the representations and warranties of such Borrower and of each Guarantor contained in the Credit Agreement, the Forbearance Agreement and the other Loan Documents to which such Borrower or Guarantor, as the case may be, is a party were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof, except that the financial statements and projections referred to in the representations and warranties contained in the Credit Agreement shall be the financial statements and projections of TransTechnology and its Subsidiaries most recently delivered to the Administrative Agent, and except as such representations and warranties are affected by the transactions contemplated hereby;

         (b) The execution, delivery and performance by such Borrower of this Agreement and the consummation of the transactions contemplated hereby: (i) are within the corporate powers of such Borrower and have been duly authorized by all necessary corporate action on the part of such Borrower, (ii) do not require any approval or consent of, or filing with, any governmental agency or authority, or any other person, association or entity, which bears on the validity or enforceability of this Agreement and which is required by law or any regulation or rule of any agency or authority, or other person, association or entity, (iii) do not violate any provisions of any order, writ, judgment, injunction, decree, determination or award presently in effect in which such Borrower is named, any law, regulation or rule binding on or applicable to such Borrower or any provision of the charter documents or by-laws of such Borrower,
(iv) do not result in any breach of or constitute a default under any agreement or instrument to which such Borrower is a party or to which it or any of its properties are bound, including without limitation any indenture, credit or loan agreement, lease, debt instrument or mortgage, except for such breaches and defaults which would not have a material adverse effect on such Borrower and its Subsidiaries taken as a whole, and (v) do not result in or require the creation or imposition of any mortgage, deed of trust, pledge or encumbrance of any nature upon any of the assets or properties of such Borrower;

         (c) This Agreement, the Credit Agreement and the Forbearance Agreement constitute the legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, provided that (i) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors, and (ii) enforcement may be subject to general principles of equity, and the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceeding for such remedies may be brought; and

         (d) As of the date hereof, no "Event of Default" under and as defined in any instrument evidencing any Subordinated Debt has occurred.

         SECTION 8. REAFFIRMATION. Except as modified hereby, the Borrowers hereby reaffirm in all respects all the covenants, agreements, terms and conditions of the Credit Agreement, the Forbearance Agreement and the other Loan Documents which are incorporated in full herein by reference, and all terms, conditions and provisions thereof shall remain in full force and effect.

         SECTION 9. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

         SECTION 10. RELEASE. In order to induce the Administrative Agent and the Lenders to enter into this Agreement, each Borrower acknowledges and agrees that:

(i) no Borrower has any claim or cause of action against the Administrative Agent or any Lender (or any of its respective directors, officers, employees or agents); (ii) no Borrower has any offset right, counterclaim or defense of any kind against any of their respective obligations, indebtedness or liabilities to the Administrative Agent or any Lender; and (iii) each of the Administrative Agent and the Lenders has heretofore properly performed and satisfied in a timely manner all of its obligations to each Borrower. The Borrowers wish to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Administrative Agent's and the Lenders' rights, interests, contracts, collateral security or remedies. Therefore, each Borrower unconditionally releases, waives and forever discharges (A) any and all liabilities, obligations, duties, promises or indebtedness of any kind of the Administrative Agent or any Lender to any Borrower, except the obligations to be performed by the Administrative Agent or any Lender on or after the date hereof as expressly stated in this Agreement, the Credit Agreement, the Forbearance Agreement and the other Loan Documents, and (B) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which any Borrower might otherwise have against the Administrative Agent, any Lender or any of its directors, officers, employees or agents, in either case (A) or (B), on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind existing as of the date hereof, or occurring prior to the date hereof.

         SECTION 11. EFFECTIVE DATE. This Agreement shall be deemed to be effective as of the date set forth above upon the satisfaction of the conditions precedent set forth in Section 6.1(a) hereof (the "Effective Date").


                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the undersigned have duly executed this Consent, Amendment Agreement No. 4 to Credit Agreement and Amendment No. 3 to Forbearance Agreement as a sealed instrument as of the date first set forth above.

                                        TRANSTECHNOLOGY CORPORATION

                                        By:  /s/Joseph F. Spanier
                                             Name:    Joseph F. Spanier
                                             Title:   Vice President, CFO &
                                                      Treasurer

                                        TRANSTECHNOLOGY SEEGER-ORBIS GMBH

                                        By:  /s/Michael Berthelot
                                             Name:    Michael Berthelot
                                             Title:   Managing Director

                                        TRANSTECHNOLOGY (GB) LIMITED

                                        By:  /s/Michael Berthelot
                                             Name:    Michael Berthelot
                                             Title:   Director

                                        By:  /s/Gerald C. Harvey
                                             Name:    Gerald C. Harvey
                                             Title:   Director

                                   FLEET NATIONAL BANK,
                                   individually, as Administrative Agent and as Sterling Fronting Bank


                                   By:  /s/Peggy Peckham
                                       Name:     Peggy Peckham
                                       Title:    Sr. Vice President


                                   BHF-BANK AKTIENGESELLSCHAFT,
                                   as DM Fronting Bank

                                   By:  /s/Constanze Neumann
                                       Name:     Constanze Neumann
                                       Title:    Treasurer

                                   By:  /s/Lothar Demuth
                                       Name:     Lothar Demuth
                                       Title:    Assistant Treasurer

                                   ABN AMRO BANK N.V., individually and
                                   as Syndication Agent



                                   By:  /s/Parker H. Douglas
                                       Name:     Parker H. Douglas
                                       Title:    Group Vice President



                                   By:  /s/William J. Fitzgerald
                                       Name:     William J. Fitzgerald
                                       Title:    Senior Vice President


                                   BANK ONE, NA, individually and
                                   as Documentation Agent



                                   By:  /s/Phillip D. Martin
                                       Name:     Phillip D. Martin
                                       Title:    Senior Vice President

                                   THE BANK OF NEW YORK

                                   By:  /s/Richard J. Baldwin
                                       Name:      Richard J. Baldwin
                                       Title:     Vice President


                                   KEY CORPORATE CAPITAL INC.

                                   By:  /s/Mark Kleinhaut
                                       Name:      Mark Kleinhaut
                                       Title:     Vice President

                                   THE BANK OF NOVA SCOTIA

                                   By:  /s/Brian S. Allen
                                       Name:      Brian S. Allen
                                       Title:     Managing Director


                                   COMERICA BANK

                                   By:  /s/Jeffrey E. Peck
                                       Name:      Jeffrey E. Peck
                                       Title:     Vice President

                                   DRESDNER BANK, AG, NEW YORK AND
                                   GRAND CAYMAN BRANCHES



                                   By:  /s/Thomas R. Brady
                                       Name:      Thomas R. Brady
                                       Title:     Vice President



                                   By:  /s/Richard J. Sweeney
                                       Name:      Richard J. Sweeney
                                       Title:     Vice President

The Guarantors under (and as defined in) the Subsidiary Guaranty hereby acknowledge that they have read and are aware of the provisions of this Agreement and hereby reaffirm their absolute and unconditional guaranty of the Borrowers' payment and performance of their obligations to the Lenders and the Administrative Agent under the Credit Agreement as affected hereby.

                                   TRANSTECHNOLOGY ACQUISITION CORPORATION

                                   By:  /s/Gerald C. Harvey
                                       Name:      Gerald C. Harvey
                                       Title:     Secretary


                                   PALNUT FASTENERS, INC.

                                   By:  /s/Gerald C. Harvey
                                       Name:      Gerald C. Harvey
                                       Title:     Secretary


                                   TRANSTECHNOLOGY ENGINEERED
                                   RINGS USA, INC.

                                   By:  /s/Gerald C. Harvey
                                       Name:      Gerald C. Harvey
                                       Title:     Secretary


                                   RETAINERS, INC.

                                   By:  /s/Gerald C. Harvey
                                       Name:      Gerald C. Harvey
                                       Title:     Secretary

                                   RANCHO TRANSTECHNOLOGY
                                   CORPORATION

                                   By:  /s/Gerald C. Harvey
                                       Name:      Gerald C. Harvey
                                       Title:     Secretary


                                   TRANSTECHNOLOGY SYSTEMS & SERVICES, INC.



                                   By:  /s/Gerald C. Harvey
                                       Name:      Gerald C. Harvey
                                       Title:     Secretary


                                   ELECTRONIC CONNECTIONS AND ASSEMBLIES, INC.



                                   By:  /s/Gerald C. Harvey
                                       Name:      Gerald C. Harvey
                                       Title:     Secretary


                                   SSP INDUSTRIES

                                   By:  /s/Gerald C. Harvey
                                       Name:      Gerald C. Harvey
                                       Title:     Secretary


                                   SSP INTERNATIONAL SALES, INC.

                                   By:  /s/Gerald C. Harvey
                                       Name:      Gerald C. Harvey
                                       Title:     Secretary

                                   TRANSTECHNOLOGY SEEGER INC.

                                   By:  /s/Gerald C. Harvey
                                       Name:      Gerald C. Harvey
                                       Title:     Secretary


                                   SEEGER INC.

                                   By:  /s/Gerald C. Harvey
                                       Name:      Gerald C. Harvey
                                       Title:     Secretary


                                   TCR CORPORATION

                                   By:  /s/Gerald C. Harvey
                                       Name:      Gerald C. Harvey
                                       Title:     Secretary


                                   AEROSPACE RIVET MANUFACTURERS CORPORATION

                                   By:  /s/Gerald C. Harvey
                                       Name:      Gerald C. Harvey
                                       Title:     Secretary


                                   NORCO, INC.

                                   By:  /s/Gerald C. Harvey
                                       Name:      Gerald C. Harvey
                                       Title:     Secretary

                                   ELLISON RING & WASHER INC.

                                   By:  /s/Gerald C. Harvey
                                       Name:      Gerald C. Harvey
                                       Title:     Secretary


                                   TRANSTECHNOLOGY ENGINEERED
                                   COMPONENTS, LLC

                                   By:  /s/Gerald C. Harvey
                                       Name:      Gerald C. Harvey
                                       Title:     Secretary


                                   TRANSTECHNOLOGY CANADA CORPORATION

                                   By:  /s/Gerald C. Harvey
                                       Name:      Gerald C. Harvey
                                       Title:     Secretary